SCHEDULE 14C INFORMATION

       INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

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Check the appropriate box:
[ ]   Preliminary Information Statement
[X]   Definitive Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))


The Diversified Investors Funds Group - Diversified Investors Equity Growth Fund
                (Name of Registrant as Specified In Its Charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:


4) Date Filed: February 6, 2001


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                    DIVERSIFIED INVESTORS EQUITY GROWTH FUND
               a series of The Diversified Investors Funds Group
                             4 Manhattanville Road
                            Purchase, New York 10577

February 26, 2001

Dear Shareholder:

     The enclosed information statement describes two new subadvisers for Equity Growth Portfolio, the underlying mutual fund in which all of the assets of Diversified Investors Equity Growth Fund are invested. On December 15, 2000, with the approval of the Board of Trustees of the Portfolio, Marsico Capital Management, LLC and Ark Asset Management Co., Inc. replaced Montag & Caldwell, Inc. as subadvisers of the Portfolio.

     Currently, the Portfolio's subadvisers are Dresdner RCM Global Investors LLC, Marsico Capital Management, LLC and Ark Asset Management Co., Inc.

     Please review the enclosed material about Marsico Capital Management, LLC and Ark Asset Management Co., Inc. and the terms of the subadvisory agreements with them. This material is for your information only; it is not a proxy statement and you are not being asked to vote. Please call us at (800) 926-0044 if you have any questions.

Sincerely,


/s/ Robert F. Colby


Robert F. Colby
Secretary



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                    DIVERSIFIED INVESTORS EQUITY GROWTH FUND
               a series of The Diversified Investors Funds Group
                             4 Manhattanville Road
                            Purchase, New York 10577
                           Telephone: (914) 697-8000

                             INFORMATION STATEMENT

Diversified Investors Equity Growth Fund seeks its objective by investing in securities through Equity Growth Portfolio, a mutual fund having the same investment objective as the Fund. This Information Statement is being provided to Fund shareholders by the Fund's Board of Trustees in lieu of a proxy statement pursuant to the terms of an exemptive order that the Portfolio has received from the Securities and Exchange Commission. The exemptive order permits the Portfolio's adviser, under certain circumstances, to hire new subadvisers with the approval of the Portfolio's Board of Trustees, but without obtaining investor approval. Pursuant to the exemptive order, however, the Portfolio has agreed to provide certain information about the new subadvisers to its investors and to Fund shareholders. Accordingly, Portfolio investors and Fund shareholders are not being asked to vote on the hiring of the new subadvisers, but are encouraged to review this Information Statement.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Fund is a series of The Diversified Investors Funds Group, which is a registered investment company organized as a Massachusetts business trust under a Declaration of Trust dated as of April 23, 1993. The Fund was designated as a separate series of The Diversified Investors Funds Group on April 23, 1993 and commenced operations on July 1, 1994. The Portfolio is a series of Diversified Investors Portfolios, which is also a registered investment company. The mailing address of both the Fund and the Portfolio is 4 Manhattanville Road, Purchase, New York 10577.

The Fund's annual report for the period ended December 31, 1999 and semi-annual report for the period ended June 30, 2000 previously have been sent to shareholders and are available upon request without charge by contacting Catherine A. Mohr, The Diversified Investors Funds Group, 4 Manhattanville Road, Purchase, New York 10577 or by calling toll-free, (800) 926-0044.

This Information Statement is being mailed on or about February 26, 2001.


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BACKGROUND

As disclosed in the Fund's Prospectus, the Fund is a feeder fund in a two-tier, master/feeder mutual fund structure. In this structure, the Fund seeks its investment objective by investing its assets in the Portfolio. The Portfolio, in turn, invests directly in securities. The Portfolio has the same investment objective as the Fund.

Diversified Investment Advisors, Inc., a Delaware corporation (the "Adviser"), 4 Manhattanville Road, Purchase, New York 10577, manages the assets of the Portfolio pursuant to an Investment Advisory Agreement dated as of January 3, 1994 (the "Advisory Agreement"). The Advisory Agreement was most recently approved by the Board of Trustees of the Portfolio, including a majority of the Trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of any party to such agreement (the "Independent Trustees") on November 14, 2000. The Advisory Agreement was most recently submitted to a vote of investors in the Portfolio on February 28, 1997. At that time investors approved an amendment to the Advisory Agreement lowering the advisory fee payable thereunder.

Subject to the terms of the Advisory Agreement, the Adviser is responsible for the management of the Portfolio, selects and employs, subject to the review and approval of the Board of Trustees of the Portfolio, one or more subadvisers to make the day-to-day investment selections for the Portfolio consistent with the guidelines and directions set by the Adviser and the Board of Trustees, and reviews the subadvisers' continued performance. The Adviser may terminate the services of any subadviser at any time. Currently, the Portfolio has three subadvisers.

FORMER SUBADVISER

Prior to December 15, 2000, Montag & Caldwell, Inc., a Georgia corporation having an office at 1100 Atlanta Financial Center, 3343 Peachtree Road, N.E., Atlanta, Georgia 30326, served as one of the investment subadvisers of the Portfolio pursuant to an Investment Subadvisory Agreement between Montag and the Adviser. As subadviser, Montag was responsible for investing that portion of the Portfolio's assets allocated to Montag by the Adviser in a manner consistent with the terms of the Investment Subadvisory Agreement and the investment objective of the Portfolio. The Montag Subadvisory Agreement was most recently approved by the Board of Trustees of the Portfolio, including a majority of the Independent Trustees, on November 16, 1999. The Montag

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Subadvisory Agreement was most recently submitted to a vote of investors in the
Portfolio on May 5, 1998 in connection with its initial approval.

At a meeting of the Board of Trustees of the Portfolio held on November 14, 2000, the Board considered the Adviser's recommendation that Montag be terminated as a subadviser of the Portfolio. The Board reviewed Montag's investment performance as subadviser and the manner in which Montag was managing the assets of the Portfolio allocated to it. The Board then reviewed the Adviser's procedures for selecting new subadvisers. As discussed below under the heading "Evaluation by the Board of Trustees," the Board approved the Adviser's termination of the Montag Subadvisory Agreement and new subadvisory agreements with Marsico Capital Management, LLC, a Delaware limited liability company, and Ark Asset Management Co., Inc., a New York corporation. Accordingly, effective December 15, 2000, the Adviser terminated the Montag Subadvisory Agreement and entered into Subadvisory Agreements with Marsico and Ark.

Prior to January 2, 2001, Marsico was owned by TFM Holdings, LLLP and Marsico Management Holdings, LLC, both of which owned 50% of Marsico. On January 2, 2001, Marsico Management Holdings acquired all remaining ownership interests, making Marsico its solely owned subsidiary. The ultimate parent of Marsico Management Holdings, LLC is Bank of America Corporation. Consequently, Marsico is now an indirectly wholly owned subsidiary of Bank of America Corporation. Under applicable law, that transaction (the "Transaction") terminated the Subadvisory Agreement between Marsico and the Adviser. Marsico and the Adviser then entered into a new Subadvisory Agreement on the same terms, as described below.

COMPARISON OF THE SUBADVISORY AGREEMENTS

The terms of the Marsico and Ark Subadvisory Agreements are similar to those of the Montag Subadvisory Agreement. The material differences between the new Subadvisory Agreements and the Montag Subadvisory Agreement are the identity of the service provider, the effective date and termination date and the compensation payable by the Adviser to the subadvisers.

A description of the investment advisory fees to be paid by the Adviser to Marsico and Ark appears below under the caption "Investment Advisory Fees."


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     COMPARISON OF THE MONTAG SUBADVISORY AGREEMENT TO THE MARSICO SUBADVISORY
     AGREEMENT

Marsico became a subadviser of the Portfolio on December 15, 2000. The Marsico Subadvisory Agreement will continue in effect through January 2, 2003, at which time it will terminate unless its continuance thereafter is specifically approved at least annually in accordance with the 1940 Act. The Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of the Portfolio or by the vote of a "majority of the outstanding voting securities" of the Portfolio or by the Adviser. The Agreement also may be terminated by Marsico upon 90 days' advance written notice to the Adviser. The Agreement also will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

Under the Marsico Subadvisory Agreement, as under the Montag Subadvisory Agreement, Marsico will furnish continuing portfolio management services to the Portfolio with respect to the assets of the Portfolio allocated to it, subject always to the provisions of the 1940 Act and to the investment objective, policies, procedures and restrictions imposed by the Portfolio's then current registration statement under the 1940 Act. Investment management decisions of Marsico will be made solely by Thomas F. Marsico, who has been chairman and chief executive officer of Marsico since 1997. From 1986 to 1997, Mr. Marsico was a portfolio manager for Janus Capital Corporation. Marsico also will provide the Adviser with such investment advice and reports and data as are requested by the Adviser.

Like the Montag Subadvisory Agreement, the Marsico Subadvisory Agreement provides that the subadviser is responsible only for managing the assets of the Portfolio in good faith and in accordance with the Portfolio's investment objectives, fundamental policies and restrictions, and has no responsibility for (i) diversification, selection or establishment of such investment objectives, fundamental policies and restrictions, (ii) advice on, or management of, any other assets for the Adviser or the Portfolio, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund, (iv) registration with any government or agency, (v) administration of the plans and trusts investing through the Portfolio, or (vi) overall Portfolio compliance with the requirements of the 1940 Act or Subchapter M of the Internal Revenue Code of 1986, as amended. The Agreement provides that Marsico shall be indemnified and held harmless by the Adviser for any loss in carrying out the terms and provisions of the Agreement, including reasonable attorney's fees, indemnification to the Portfolio, or any shareholder thereof and, brokers and commission merchants, fines, taxes,

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penalties and interest. The Agreement provides, however, that Marsico is liable for any liability, damages, or expenses of the Adviser arising out of the negligence, malfeasance or violation of applicable law by any of Marsico's employees in providing management under the Marsico Subadvisory Agreement; and, in such cases, the indemnification by the Adviser shall be inapplicable.

Shareholders should refer to Exhibit A attached hereto for the complete terms of the Marsico Subadvisory Agreement. The description of the Agreement set forth herein is qualified in its entirety by the provisions of the Agreement as set forth in such Exhibit.

     COMPARISON OF THE MONTAG SUBADVISORY AGREEMENT TO THE ARK SUBADVISORY AGREEMENT

Ark became a subadviser of the Portfolio on December 15, 2000. The Ark Subadvisory Agreement will continue in effect through December 15, 2002, at which time it will terminate unless its continuance thereafter is specifically approved at least annually in accordance with the 1940 Act. The Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of the Portfolio or by the vote of a "majority of the outstanding voting securities" of the Portfolio or by the Adviser. The Agreement also may be terminated by Ark upon 90 days' advance written notice to the Adviser. The Agreement also will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

Under the Ark Subadvisory Agreement, as under the Montag Subadvisory Agreement, Ark will furnish continuing portfolio management services to the Portfolio with respect to the assets of the Portfolio allocated to it, subject always to the provisions of the 1940 Act and to the investment objective, policies, procedures and restrictions imposed by the Portfolio's then current registration statement under the 1940 Act. Investment management decisions of Ark will be made by committee and not by managers individually. Ark also will provide the Adviser with such investment advice and reports and data as are requested by the Adviser.

Like the Montag Subadvisory Agreement, the Ark Subadvisory Agreement provides that the subadviser is responsible only for managing the assets of the Portfolio in good faith and in accordance with the Portfolio's investment objectives, fundamental policies and restrictions, and has no responsibility for (i) diversification, selection or establishment of such investment objectives, fundamental policies and restrictions, (ii) advice on, or management of, any other assets for the Adviser or the Portfolio, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund, (iv) registration with any government or agency, (v) administration of the plans and trusts investing through the Portfolio, or (vi) overall Portfolio compliance with the 1940 Act or Subchapter M of the Internal Revenue Code of 1986, as amended. The Agreement provides that Ark shall be indemnified and held harmless by the Adviser for any loss in carrying out the terms and provisions of the Agreement, including reasonable attorney's fees, indemnification to the Portfolio, or any shareholder thereof and, brokers and commission merchants, fines, taxes, penalties and interest. The Agreement provides, however, that Ark is liable for any liability, damages, or expenses of the Adviser arising out of the negligence, malfeasance or violation of applicable law by any of Ark's employees in providing management under the Ark Subadvisory Agreement; and, in such cases, the indemnification by the Adviser shall be inapplicable.

Shareholders should refer to Exhibit B attached hereto for the complete terms of the Ark Subadvisory Agreement. The description of the Agreement set forth herein is qualified in its entirety by the provisions of the Agreement as set forth in such Exhibit.


INVESTMENT ADVISORY FEES

     NEW SUBADVISORY FEES

Under both the Marsico and Ark Subadvisory Agreements, the Adviser (not the Portfolio) pays Marsico and Ark for their services on the basis of the following annual fee schedules:

                            Fee Schedule for Marsico

              .30% applied to the first one billion of net assets
                     of the Portfolio allocated to Marsico
               .25% applied to the next one billion of net assets
                     of the Portfolio allocated to Marsico
 .27% applied to all net assets of the Portfolio allocated to Marsico once the Portfolio's net assets allocated to Marsico exceed two billion

                              Fee Schedule for Ark

                .20% applied to the net assets of the Portfolio

Under each Agreement fees are calculated by multiplying the arithmetic average of the beginning and ending monthly net assets by the fee schedule and dividing by twelve. Fees are paid by the Adviser quarterly, in arrears.

The Ark Subadvisory Agreement provides that if at any time during the term of the Subadvisory Agreement Ark charges another of its clients a lower fee than that set forth above for the management of a similarly structured equity growth portfolio, then the Adviser will also be charged the lower rate by Ark. The Adviser will benefit from the lower rate from the first day that it is in effect for the other client.

     OLD SUBADVISORY FEES

Under the Montag Subadvisory Agreement, the Adviser (not the Portfolio) paid Montag for its services on the basis of the following annual fee schedule:

                              Montag Fee Schedule

          .50% of the aggregate net assets of the Portfolio allocated to Montag applied to the first $50 million dollars
          .25% of the aggregate net assets of the Portfolio allocated to Montag applied to the next $50 million dollars
          .20% of the aggregate net assets of the Portfolio allocated to Montag applied to thereafter

Under the Montag Subadvisory Agreement, fees were calculated monthly by multiplying the arithmetic average of the beginning and ending monthly net assets in the Portfolio allocated to Montag by the fee schedule and dividing by twelve. Fees were paid by the Adviser quarterly.

     COMPARISON OF OLD AND NEW FEES

Fees payable to Montag for services provided pursuant to the Montag Subadvisory Agreement for the period from January 1, 2000 to December 15, 2000 were $1,112,382.64. Fees that would have been payable to Marsico for services provided pursuant to the Marsico Subadvisory Agreement for the same period, had the Marsico Subadvisory Agreement been in effect for such period and assuming that Marsico managed 25% of the Portfolio's assets at all times during the period, are $701,127.90. Fees that would have been payable to Ark for services provided pursuant to the Ark Subadvisory Agreement for the same period, had the Ark Subadvisory Agreement been in effect for such period and assuming that Ark managed 25% of the Portfolio's assets at all times during the period, are $467,418.60. The aggregate of those fees represents a 5% increase in the amount of fees that would have been payable to Montag for such period under the Montag Subadvisory Agreement. Shareholders should note, however, that the Adviser, not the Portfolio, pays all subadvisory fees. As a result, neither the Marsico nor the Ark Subadvisory Agreement, by itself, has any effect on the amount of advisory fees paid by the Portfolio.

As of December 31, 2000, the Portfolio had net assets of $1,226,091,994.00.

Neither Montag nor any affiliated person of Montag, nor any affiliated person of any such affiliated person, received any other fees from the Adviser or from the Portfolio for services provided to the Portfolio during the fiscal year of the Portfolio ended December 31, 2000. There were no other material payments by the Adviser or the Portfolio to Montag, any affiliated person of Montag, or any affiliated person of any such affiliated person, during the fiscal year of the Portfolio ended December 31, 2000. In addition, for the fiscal year ended December 31, 2000, no commissions were paid to any broker (i) that is an affiliated person of the Portfolio, (ii) that is an affiliated person of any affiliated person of the Portfolio, or (iii) an affiliated person of which is an affiliated person of the Portfolio, the Adviser, Montag, Marsico, Ark or the distributor of the Portfolio.

INFORMATION REGARDING MARSICO

Marsico is a Delaware limited liability company having an office at 1200 17th Street, Suite 1300, Denver, Colorado 80202. Marsico is a registered investment adviser and has been since 1997. Marsico Management Holdings is the sole member of Marsico and holds 100% of the ownership interests in Marsico. Marsico Management Holdings, in turn, is the wholly owned subsidiary of Bank of America, N.A. Bank of America, N.A. is a wholly owned subsidiary of Bank of America Corporation.

Prior to January 2, 2001, Marsico was owned by TFM Holdings, LLLP and Marsico Management Holdings, LLC, both of which owned 50% of Marsico. On January 2, 2001, Marsico Management Holdings acquired all remaining ownership interests, making Marsico its solely owned subsidiary. As noted above, the ultimate parent of Marsico Management Holdings, LLC is Bank of America Corporation. Consequently, Marsico is now an indirectly wholly owned subsidiary of Bank of America Corporation.

MANAGEMENT AND GOVERNANCE. Listed below are the names, positions and principal occupations, as of January 31, 2001, of the principal executive officer of Marsico, as well as those employees who perform functions similar to those of a director of a corporation. The principal business address of each individual, as it relates to his or her duties at Marsico, is the same as that of Marsico.

NAME                                 PRINCIPAL OCCUPATION

Thomas F. Marsico                    Chief Executive Officer, Chief Investment
                                     Officer, Portfolio Manager


Barbara M. Japha                     President and General Counsel

Christopher J. Marsico               Vice President and Chief Operating Officer

Christie L. Austin                   Vice President and Chief Financial Officer

Mary L. Watson                       Vice President Client Services

Robert J. Lojkovic                   Executive Vice President


No officer or director of the Fund currently is an officer or employee of Marsico. No officer or Trustee of the Portfolio owns the securities of or has any other material direct or indirect interest in Marsico or any other person controlling, controlled by or under common control with Marsico. Since January 1, 2000, none of the Trustees of the Portfolio has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which Marsico, any parent or subsidiary of Marsico or any subsidiary of an parent of Marsico was or is to be a party.


MANAGEMENT ACTIVITIES. As of December 31, 2000, Marsico had approximately $14.9 billion in assets under management.

Marsico acts as investment manager for registered investment companies with investment objectives similar to the Portfolio's. The name of each such fund, together with information concerning the fund's net assets and the fees paid to Marsico for its services, are set forth in Exhibit C.

INFORMATION REGARDING ARK

Ark is a New York corporation having an office at 125 Broad Street, New York, New York 10004. Ark is a registered investment adviser and has been since 1989. Ark's parent company is Ark Asset Holdings, Inc., a corporation located at 125 Broad Street, New York, New York 10004, which owns 100% of the voting securities of Ark. Other individuals who indirectly own more than 10% of the voting securities of Ark are: Henry R. Breck, who lives at 550 Park Avenue, New York, New York 10021; Coleman M. Brandt, who lives at 330 West 72nd Street, #10A, New York, New York 10023; and Charles C. Hetzel, who lives at 7 East 35th Street, Box 11, New York, New York 10016.

MANAGEMENT AND GOVERNANCE. Listed below are the names, positions and principal occupations of the principal executive officer and directors of Ark as of January 31, 2001. The principal business address of each individual, as it relates to his or her duties at Ark, is the same as that of Ark.



NAME                         PRINCIPAL OCCUPATION

Henry R. Breck               Chairman, Chief Executive Officer
Coleman M. Brandt            Vice Chairman; Co-Director of Small Cap Value Group
C. Charles Hetzel            Vice Chairman; Director of Large Cap Value Group
S. Jay Mermelstein           Chief Operating Officer, Chief Financial Officer
Ronald C. Wiener             Vice Chairman; Director of Growth Group
William H. David             Co-Director of Research
Joseph P. Scanlon            Co-Director of Sales and Marketing
Robert W. Norton             Co-Director of Sales and Marketing
Ellen Stern                  Portfolio Manager; Managing Director
John E. Bailey               Portfolio Manager; Managing Director
Robert Simmons               Managing Director
Thaddeus Ujazdowski          Director of Relative Value Group


No officer or Trustee of the Fund currently is an officer or employee of Ark. No officer or Trustee of the Fund or the Portfolio owns any securities of or has any other material direct or indirect interest in Ark or any other person controlling, controlled by or under common control with Ark. Since January 1, 2000, none of the Trustees of the Portfolio has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which Ark, any parent or subsidiary of Ark or any subsidiary of an parent of Ark was or is to be a party.

MANAGEMENT ACTIVITIES. As of December 31, 2000, Ark had approximately $12.3 billion in assets under management. Ark does not serve as the investment adviser of any registered investment company with an investment objective similar to the Portfolio's.


EVALUATION BY THE BOARD OF TRUSTEES

The Board of Trustees of the Portfolio approved the Adviser's termination of the Montag Subadvisory Agreement and approved the Marsico and Ark Subadvisory Agreements at a meeting held on November 14, 2000.

Before approving the termination, the Board of Trustees reviewed with the Adviser the reasons for its decision to terminate Montag as subadviser. The Trustees then reviewed Montag's investment performance under its Subadvisory Agreement. The Adviser noted that Montag's conservative investment style had caused the portion of the Portfolio managed by Montag to underperform the Portfolio's benchmark as well as the portion of the Portfolio managed by another subadviser and other similar funds. The Trustees discussed the length of time of the underperformance and its magnitude.

The Trustees then reviewed the Adviser's procedures for selecting new subadvisers, and the Adviser's reasons for wanting to replace Montag with two subadvisers. The Trustees considered information with respect to Marsico and Ark and whether the Marsico Subadvisory Agreements and the Ark Subadvisory Agreement were in the best interests of the Portfolio and its holders of beneficial interests. The Trustees considered the nature and quality of services expected to be provided by Marsico and Ark and reviewed and discussed information regarding the subadvisers' fees and performance. The Trustees noted that there would be an increase in the advisory fees payable to Marsico and Ark over the advisory fees payable to Montag. However, since the Adviser pays all subadvisory fees, the increase will have no effect on the amount of advisory fees paid by the Portfolio or its shareholders. In evaluating the subadvisers' ability to provide services to the Portfolio, the Trustees considered information as to the subadvisers' management style and process, risks, organization, financial resources, personnel and other matters. The Trustees compared the investment performance of certain equity accounts advised by Marsico having an investment objective similar to the Portfolio against various benchmarks and to the investment performance of the Portfolio's assets as managed by Montag.

The Trustees also considered the impact of the Transaction on Marsico and on the advisory services to be provided by Marsico. A representative of Marsico presented the terms of the Transaction to the Trustees and stated that the Transaction was not expected to result in any changes in the key investment professionals involved in managing the Portfolio or in the nature or quality of portfolio management services and that no changes in the day-to-day operations of Marsico after the Transaction were anticipated. The Trustees also considered the organizational and financial resources anticipated to be available to Marsico following the Transaction. The Board discussed that the closing of the Transaction would result in the automatic termination of the Marsico

Subadvisory Agreement, and the legal requirement that the Board approve an agreement having the same terms that would take effect following the closing.

Based upon its review, the Trustees concluded: (a) that for relevant periods the assets of the Portfolio managed by Montag underperformed the Portfolio's benchmark; (b) the terms of the Marsico and Ark Subadvisory Agreements are reasonable, fair and in the best interests of the Portfolio and its holders of beneficial interests; and (c) the fees provided in the Marsico and Ark Subadvisory Agreements are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board of Trustees, including all of the Independent Trustees, authorized the Adviser to terminate the Montag Subadvisory Agreement and approved the Marsico and Ark Subadvisory Agreements.

                             ADDITIONAL INFORMATION

The Fund's Distributor is Diversified Investors Securities Corp., 4 Manhattanville Road, Purchase, New York 10577. The Fund's Administrator and Transfer Agent is Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10577.

As of December 31, 2000, the Trustees and officers of the Trust, individually and as a group, owned beneficially or had the right to vote less than 1% of the outstanding shares of the Fund.

As of December 31, 2000, no persons owned of record or had the right to vote 5% or more of the outstanding shares of the Fund.

The Trust is a Massachusetts business trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for the Fund, or for The Diversified Investors Funds Group, for purposes such as electing Trustees or removing Trustees, changing fundamental policies, or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trust at the Trust's office within a reasonable time before the proxy solicitation is made.


                                  By Order of the Board of Trustees,


                                  /s/ Robert F. Colby


                                  Robert F. Colby, Secretary

February 26, 2001
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                                                           EXHIBIT A

                        INVESTMENT SUBADVISORY AGREEMENT


         INVESTMENT SUBADVISORY AGREEMENT, dated as of January 2, 2001 by and between Diversified Investment Advisors, Inc., a Delaware corporation ("Diversified") and Marsico Capital Management, LLC, a Delaware limited liability company ("Subadvisor").

                                  WITNESSETH:

         WHEREAS, Diversified has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940 and has been retained to provide investment advisory services to the Equity Growth Portfolio ("Portfolio"), a series of Diversified Investors Portfolios, a diversified open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act");

         WHEREAS, Diversified desires to retain the Subadvisor to furnish it with portfolio investment advisory services in connection with Diversified's investment advisory activities on behalf of the Portfolio, and the Subadvisor is willing to furnish such services to Diversified;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

         1. Duties of the Subadvisor. In accordance with and subject to the Investment Advisory Agreement between the Portfolio and Diversified, attached hereto as Schedule A (the "Advisory Agreement"), Diversified hereby appoints the Subadvisor to perform the portfolio investment advisory services described herein for the investment and reinvestment of such amount of the Portfolio's assets as is determined from time to time by the Portfolio's Board of Trustees, subject to the control and direction of Diversified and the Diversified Investors Portfolio's Board of Trustees, for the period and on the terms hereinafter set forth.

         The Subadvisor shall provide Diversified with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of the Portfolio's assets. The Subadvisor shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held uninvested, subject always to the provisions of the 1940 Act and to the Portfolio's then-current Prospectus and Statement of Additional Information ("SAI").

         In particular, the Subadvisor shall, without limiting the foregoing:
(i) continuously review, supervise and implement the investment program of the Portfolio; (ii) monitor regularly the relevant securities for the Portfolio to determine if adjustments are warranted and, if so, to make such adjustments;
(iii) determine, in the Subadvisor's discretion, the securities to be purchased or sold or exchanged in order to keep the Portfolio in balance with its designated investment strategy; (iv) determine, in the Subadvisor's discretion, whether to exercise warrants or other rights with respect to the Portfolio's securities; (v) determine, in the Subadvisor's discretion, whether the merit of an investment has been substantially impaired by extraordinary events or financial conditions, thereby warranting the removal of such securities from the Portfolio; (vi) as promptly as practicable after the end of each calendar month, furnish a report showing: (a) all transactions during such month, (b) all assets of the Portfolio on the last day of such month, rates of return, and
(c) such other information relating to the Portfolio as Diversified may reasonably request; (vii) meet in person at least once per year and communicate once a month by telephone with Diversified and with such other persons as may be designated on reasonable notice and at reasonable locations, at the request of Diversified, to discuss general economic conditions, performance, investment strategy, and other matters relating to the Portfolio; (viii) provide the Portfolio with records concerning the Subadvisor's activities which the Portfolio is required to by law maintain.

         The Subadvisor shall review all proxy solicitation materials and be responsible for voting all proxies in relation to the securities held in the Portfolio.

         Should the Board of Trustees at any time make any definite determination as to investment policy with respect to the Portfolio and notify the Subadvisor thereof in writing, the Subadvisor shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such policy has been revoked. However, should the investment policy change mandated by the Board of Trustees be such that the Portfolio no longer constitutes a large cap portfolio then the Subadvisor may terminate its services immediately upon written notice notwithstanding the termination provisions of Section 6 of this Agreement.

         The Subadvisor shall take, on behalf of the Portfolio, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of Portfolio securities for the Portfolio's account with brokers or dealers selected by it, and to that end the Subadvisor is authorized as the agent of the Portfolio to give instructions to the custodian of the Portfolio as to deliveries of securities and payments of cash for the account of the Portfolio. Subject to the primary objective of obtaining the best available prices and execution, the Subadvisor may place orders for the purchase and sale of portfolio securities with such broker/dealers who provide statistical, factual and financial information and services to the Portfolio, to the Subadvisor, or to any other fund or account for which the Subadvisor provides investment advisory services and may place such orders with broker/dealers who sell shares of the Portfolio or who sell shares of any other fund for which the Subadvisor provides investment advisory services.

         Notwithstanding the provisions of the previous paragraph and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Portfolio, the Subadvisor may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Subadvisor has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Subadvisor's overall responsibilities with respect to the Portfolio and to other funds and separate accounts for which the Subadvisor exercises investment discretion.

         2. Allocation of Charges and Expenses. The Subadvisor shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 1 above. It is understood that the Portfolio will pay all of its own expenses and liabilities including, without limitation, compensation and out-of-pocket expenses of Trustees not affiliated with the Subadvisor or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or non-recurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

         3. Compensation of the Subadvisor. For the services to be rendered, Diversified shall pay to the Subadvisor an investment advisory fee computed in accordance with the terms of Schedule B herewith attached. If the Subadvisor serves for less than the whole of any period specified, its compensation shall be prorated.

         4. Covenants and Representations of the Subadvisor. The Subadvisor agrees that it will not deal with itself, or with the Trustees of the Portfolio or with Diversified, or the principal underwriter or distributor as principals in making purchases or sales of securities or other property for the account of the Portfolio, except as permitted by the 1940 Act, will not take a long or short position in the shares of the Portfolio except as permitted by the Articles, and will comply with all other provisions of the Articles and By-Laws and any current Prospectus of the Portfolio relative to the Subadvisor, Advisor and its Trustees and officers.

         5. Limits on Duties. The Subadvisor shall be responsible only for managing the assets in good faith and in accordance with the investment objectives, fundamental policies and restrictions, and shall have no responsibility whatsoever for, and shall incur no liability on account of (i) diversification, selection or establishment of such investment objectives, fundamental policies and restrictions (ii) advice on, or management of, any other assets for Diversified or the Portfolio, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund, (iv) registration with any government or agency, or (v) administration of the plans and trusts investing through the Portfolio, or (vi) overall Portfolio compliance with the requirements of the 1940 Act, which requirements are outside of the Subadvisor's control, and Subchapter M of the Internal Revenue Code of 1986, as amended, and shall be indemnified and held harmless by Diversified for any loss in carrying out the terms and provisions of this Agreement, including reasonable attorney's fees, indemnification to the Portfolio, or any shareholder thereof and, brokers and commission merchants, fines, taxes, penalties and interest. Subadvisor, however, shall be liable for any liability, damages, or expenses of Diversified arising out of the negligence, malfeasance or violation of applicable law by any of its employees in providing management under this Agreement; and, in such cases, the indemnification by Diversified, referred to above, shall be inapplicable.

         The Subadvisor may apply to Diversified at any time for instructions and may consult counsel for Diversified or its own counsel with respect to any matter arising in connection with the duties of the Subadvisor. Also, the Subadvisor shall be protected in acting upon advice of Diversified and/or Diversified's counsel and upon any document which Subadvisor reasonably believes to be genuine and to have been signed by the proper person or persons.

         6. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written and shall govern the relations between the parties hereto thereafter, and, unless terminated earlier as provided below, shall remain in force for two years, on which date it will terminate unless its continuance thereafter is specifically approved at least annually (a) by the vote of a majority of the Trustees of the Portfolio who are not "interested persons" to this Agreement or of the Subadvisor or Diversified at an in person meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. However, if the shareholders of the Portfolio fail to approve the Agreement as provided herein, the Subadvisor may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act of 1940 and Rules thereunder.

         This Agreement may be terminated at any time without the payment of any penalty by the Trustees, or by the vote of a majority of the outstanding voting securities of the Portfolio, or by Diversified. The Subadvisor may terminate the Agreement only upon giving 90 days' advance written notice to Diversified. This Agreement shall automatically terminate in the event of its assignment; however, Diversified hereby acknowledges that in January 2001, Bank of America Corporation, or an affiliate thereof, will acquire the 50% of the Subadvisor that it does not already own and that this change of control will constitute an assignment of this Agreement. Diversified hereby approves such assignment.

         This Agreement may be amended only if such amendment is approved by the vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

         The terms "specifically approved at least annually", "vote of a majority of the outstanding voting securities", "assignment", "affiliated person", and "interested persons", when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

         7. Certain Records. Any records to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 adopted under the 1940 Act which are prepared or maintained by the Subadvisor on behalf of the Portfolio are the property of the Portfolio and will be surrendered promptly to the Portfolio on request.

         8. Survival of Compensation Rates. All rights to compensation under this Agreement shall survive the termination of this Agreement.

         9. Entire Agreement. This Agreement states the entire agreement of the parties with respect to investment advisory services to be provided to the Portfolio by the Subadvisor and may not be amended except in a writing signed by the parties hereto and approved in accordance with Section 7 hereof.

         10. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

         11. Change of Management and Pending Litigation. Subadvisor represents to Diversified that it will disclose to Diversified promptly after it has knowledge of any significant change or variation in its management structure or personnel or any significant change or variation in its management style or investment philosophy. In addition, Subadvisor represents to Diversified that it will similarly disclose to Diversified, promptly after it has knowledge, the existence of any pending legal action being brought against it whether in the form of a lawsuit or a non-routine investigation by any federal or state governmental agency. Subadvisor will provide the required disclosure to Diversified in conjunction with its regular quarterly reports.

         Diversified represents to Subadvisor that any information received by Diversified pursuant to this section will be kept strictly confidential and will not be disclosed any third party.

         12. Use of Name. Subadvisor hereby agrees that Diversified may use the Subadvisor's name in its marketing or advertising materials. Diversified agrees to allow the Subadvisor to examine and approve any such materials prior to use.

     IN WITNESS WHEREOF, the parties thereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.


                                       DIVERSIFIED INVESTMENT ADVISORS, INC.


                                       By:  /s/ Tom Schlossberg
                                            -------------------------


                                       MARSICO CAPITAL MANAGEMENT, LLC


                                       By:  /s/ Barbara M. Japha
                                            -------------------------

                                                           SCHEDULE A
                                                         (TO EXHIBIT A)

                         INVESTMENT ADVISORY AGREEMENT

         AGREEMENT made as of January 3, 1994 by and between the Equity Growth Portfolio, a series of Diversified Investors Portfolios (herein called the "Portfolio"), and Diversified Investment Advisors, Inc. a Delaware corporation (herein called "Diversified").

         WHEREAS, the Portfolio is registered as a diversified, open-end, management investment company under the Investment Company Act of 1940 (the "1940 Act"); and

         WHEREAS, Diversified has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940; and

         WHEREAS, the Portfolio desires to retain Diversified to render investment advisory services, and Diversified is willing to so render such services on the terms hereinafter set forth;

         NOW, THEREFORE, this Agreement

                                  WITNESSETH:

         In consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

         1. The Portfolio hereby appoints Diversified to act as investment advisor to the Portfolio for the period and on the terms set forth in this Agreement. Diversified accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

         2. (a) Diversified shall, at its expense, (i) employ sub-advisors or associate with itself such entities as it believes appropriate to assist it in performing its obligations under this Agreement and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Agreement.

            (b) The Portfolio shall be responsible for all of its expenses and liabilities, including, but not limited to: compensation and out-of-pocket expenses of Trustees not affiliated with any subadviser or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or non-recurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

         3. (a) Subject to the general supervision of the Board of Trustees of the Portfolio, Diversified shall formulate and provide an appropriate investment program on a continuous basis in connection with the management of the Portfolio, including research, analysis, advice, statistical and economic data and information and judgments of both a macroeconomic and microeconomic character.

         Diversified will determine the securities to be purchased, sold, lent, exchanged or otherwise disposed of or acquired by the Portfolio in accordance with predetermined guidelines as set forth from time to time in the Portfolio's then-current prospectus and Statement of Additional Information ("SAI") and will place orders pursuant to its determinations either directly with the issuer or with any broker or dealer who deals in such securities. In placing orders with brokers and dealers, Diversified will use its reasonable best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, Diversified may, to the extent permitted by law, purchase and sell Portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Portfolio and/or other accounts over which Diversified or any of its affiliates exercises investment discretion.

         Subject to the review of the Portfolio's Board of Trustees from time to time with respect to the extent and continuation of the policy, Diversified is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Diversified determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of Diversified with respect to the accounts as to which it exercises investment discretion.

         In placing orders with brokers and/or dealers, Diversified intends to seek best price and execution for purchases and sales and may effect transactions through itself and its affiliates on a securities exchange provided that the commissions paid by the Portfolio are "reasonable and fair" compared to commissions received by other broker-dealers having comparable execution capability in connection with comparable transactions involving similar securities and provided that the transactions in connection with which such commissions are paid are effected pursuant to procedures established by the Board of the Trustees of the Portfolio. All transactions are effected pursuant to written authorizations from the Portfolio conforming to the requirements of Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder. Pursuant to such authorizations, an affiliated broker-dealer may transmit, clear and settle transactions for the Portfolio that are executed on a securities exchange provided that it arranges for unaffiliated brokers to execute such transactions.

         Diversified shall determine from time to time the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's securities shall be exercised, provided, however, that should the Board of Trustees at any time make any definite determination as to investment policy and notify Diversified thereof in writing, Diversified shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. Diversified will determine what portion of securities owned by the Portfolio shall be invested in securities described by the policies of the Portfolio and what portion, if any, should be held uninvested. Diversified will determine whether and to what extent to employ various investment techniques available to the Portfolio. In effecting transactions with respect to securities or other property for the account of the Portfolio, Diversified may deal with itself and its affiliates, with the Trustees of the Portfolio or with other entities to the extent such actions are permitted by the 1940 Act.

                  (b) Diversified also shall provide to the Portfolio administrative assistance in connection with the operation of the Portfolio, which shall include compliance with all reasonable requests of the Portfolio for information, including information required in connection with the Portfolio's filings with the Securities and Exchange Commission and state securities commissions.

                  (c) As a manager of the assets of the Portfolio, Diversified shall make investments for the account of the Portfolio in accordance with Diversified's best judgment and within the Portfolio's investment objectives, guidelines, and restrictions, the 1940 Act and the provisions of the Internal Revenue Code of 1986 relating to regulated investment companies subject to policy decisions adopted by the Board of Trustees.

                  (d) Diversified shall furnish to the Board of Trustees periodic reports on the investment performance of the Portfolio and on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Portfolio's officers or Board of Trustees shall reasonably request.

                  (e) On occasions when Diversified deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers, Diversified, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. Diversified may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Diversified in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other customers.

                  (f) Diversified shall also provide the Portfolio with the following services as may be required:

                  (i) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Portfolio and for performing administrative and management functions;

                  (ii) supervising the overall administration of the Portfolio, including negotiation of contracts and fees with and the monitoring of performance and billings of the Portfolio's transfer agent, custodian and other independent contractors or agents;

                  (iii) preparing and, if applicable, filing all documents required for compliance by the Portfolio with applicable laws and regulations, including registration statements, registration fee filings, semi-annual and annual reports to investors, proxy statements and tax returns;

                  (iv) preparation of agendas and supporting documents for and minutes of meeting of Trustees, committees of Trustees and investors; and

                  (v)      maintaining books and records of the Portfolio.

         4. Diversified shall give the Portfolio the benefit of Diversified's best judgment and efforts in rendering services under this Agreement. As an inducement to Diversified's undertaking to render these services, the Portfolio agrees that Diversified shall not be liable under this Agreement for any mistake in judgment or in any other event whatsoever provided that nothing in this Agreement shall be deemed to protect or purport to protect Diversified against any liability to the Portfolio or its investors to which Diversified would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Agreement or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

         5. In consideration of the services to be rendered by Diversified under this Agreement, the Portfolio shall pay Diversified a fee accrued daily and paid monthly at an annual rate equal to .70% of the Portfolio's average daily net assets. If the fees payable to Diversified pursuant to this paragraph 5 begin to accrue before the end of any month or if this Agreement terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of the Portfolio shall be computed in the manner specified in its Regulation Statement on Form N1A for the computation of net asset value. For purposes of this Agreement, a "business day" is any day the New York Stock Exchange is open for trading.

         In compliance with the requirements of Rule 31a-3 under the 1940 Act, Diversified hereby agrees that all records which it maintains for the Portfolio are property of the Portfolio and further agrees to surrender promptly to the Portfolio any such records upon the Portfolio's request. Diversified further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records required to be maintained by Rule 31a-1 under the 1940 Act.

         6. This Agreement shall be effective as to the Portfolio as of the date the Portfolio commences investment operations after this Agreement shall have been approved by the Board of Trustees of the Portfolio and the investor(s) in the Portfolio in the manner contemplated by Section 15 of the 1940 Act and, unless sooner terminated as provided herein, shall continue until the second anniversary of the date hereof. Thereafter, if not terminated, this Agreement shall continue in effect as to the Portfolio for successive periods of 12 months each, provided such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Portfolio who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; and either (a) by the vote of a majority of the full Board of Trustees or (b) by vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that this Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to Diversified, or by Diversified as to the Portfolio at any time, without payment of any penalty, on 90 days' written notice to the Portfolio. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested person" and "assignment" shall have the same meanings as such terms have in the 1940 Act and the rule and regulatory constructions thereunder).

         7. Except to the extent necessary to perform Diversified's obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of Diversified, or any affiliate of Diversified, or any employee of Diversified, to engage in any other business or devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other trust, corporation, firm, individual or association.

         8. The investment management services of Diversified to the Portfolio under this Agreement are not to be deemed exclusive as to Diversified and Diversified will be free to render similar services to others.

         Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

         No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought and no material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Portfolio.

         This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors, to the extent permitted by law.

         9. This Agreement shall be construed in accordance with the laws of the State of New York provided that nothing herein shall be construed in a manner inconsistent with the requirements of 1940 Act.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first above written.


Attest:                                Diversified Investments Portfolios


/s/ John Hughes                        By: /s/ Tom Schlossberg
------------------------                   --------------------------
                                            Chairman and President


Attest:                                Diversified Investment Advisors, Inc.


/s/ Catherine A. Mohr                  By: /s/ Gerald L. Katz
------------------------                   --------------------------
                                            Vice President and CFO

                             AMENDMENT NO. 1 TO THE
              INVESTMENT ADVISORY AGREEMENT DATED JANUARY 3, 1994
                                  BETWEEN
                      EQUITY GROWTH PORTFOLIO, A SERIES OF
                 DIVERSIFIED INVESTORS PORTFOLIOS, AND DIVERSIFIED
                                 INVESTMENT
                               ADVISORS, INC.

         WHEREAS, the Equity Growth Portfolio, a series of Diversified Investors Portfolios ("Portfolio"), and Diversified Investment Advisors, Inc. ("Diversified") entered into an Investment Advisory Agreement ("Agreement") as of January 3, 1994 whereby Diversified would render investment advisory services to the Portfolio; and

         WHEREAS, Section 8 of the Agreement provides for its amendment by the Portfolio and Diversified provided that any material amendment must be approved by a majority vote of the outstanding securities of the Portfolio; and

         WHEREAS, the Portfolio and Diversified wish to amend the Agreement with respect to the applicable fee schedule;

         NOW, THEREFORE, subject to obtaining the required majority vote of the outstanding securities of the Portfolio, the Agreement is amended as follows, such amendment to be effective as of November 15, 1996.

         The first sentence of Section 5 of the Agreement is amended in its entirety to read as follows:

         In consideration of the services to be rendered by Diversified under this Agreement, the Portfolio shall pay Diversified a fee accrued daily and paid monthly at an annual rate equal to .62% of the Portfolio's average daily net assets.

         This Amendment No. 1 to the Agreement shall be construed in accordance with the laws of the State of New York provided that nothing herein shall be construed in a manner inconsistent with the requirements of the Investment Company Act of 1940.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed by their officers designated below.

Attest:                                Diversified Investors Portfolios


                                       By: /s/ Tom Schlossberg
------------------------                   --------------------------
                                            Tom Schlossberg
                                            Chairman and President


Attest:                                Diversified Investment Advisors, Inc.


                                        By:
------------------------                   --------------------------

                                                           SCHEDULE B
                                                         (TO EXHIBIT A)

The Subadvisor shall be compensated for its services under this Agreement on the basis of the below-described annual fee schedule. The fee schedule shall only be amended by agreement between the parties.

                                  FEE SCHEDULE

         .30% applied to the first one billion of net assets of the Portfolio .25% applied to the next one billion of net assets of the Portfolio .27% applied to all net assets of the Portfolio in excess of two billion, i.e., once the Portfolio's net assets exceed two billion 27 bps will apply to the entire amount from dollar one

Net assets are equal to the market value of the Subadvisor's portion of the Portfolio. Fees will be calculated by multiplying the arithmetic average of the beginning and ending monthly net assets by the fee schedule and dividing by twelve. The fee will be paid quarterly.

                                                           EXHIBIT B

                        INVESTMENT SUBADVISORY AGREEMENT


         INVESTMENT SUBADVISORY AGREEMENT ("Agreement"), dated as of December 15, 2000 by and between Diversified Investment Advisors, Inc., a Delaware corporation ("Diversified") and Ark Asset Management Co., Inc., a New York corporation ("Subadvisor").

                                  WITNESSETH:

         WHEREAS, Diversified has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940 and has been retained to provide investment advisory services to the Equity Growth Portfolio ("Portfolio"), a series of Diversified Investors Portfolios, a diversified open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act");

         WHEREAS, Diversified desires to retain the Subadvisor to furnish it with portfolio investment advisory services in connection with Diversified's investment advisory activities on behalf of the Portfolio, and the Subadvisor is willing to furnish such services to Diversified;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

         1. Duties of the Subadvisor. In accordance with and subject to the Investment Advisory Agreement between the Portfolio and Diversified, attached hereto as Schedule A (the "Advisory Agreement"), Diversified hereby appoints the Subadvisor to act as Diversified's agent and attorney-in-fact with respect to the investment and reinvestment of assets with full power and authority to direct any custodian of the assets of the Account to purchase, sell or exchange any stocks, bonds, options or other securities or such other assets which are acceptable to the Subadvisor (individually, "security" and collectively, "securities") and to issue directly to a broker or dealer such orders for the purchase, sale or exchange of securities or other property, as the Subadvisor may deem appropriate and without prior consultation with Diversified. Such appointment to perform the portfolio investment advisory services described herein shall apply to the investment and reinvestment of such amount of the Portfolio's assets as is determined from time to time by the Portfolio's Board of Trustees (the "Account"), subject to the control and direction of

Diversified and the Diversified Investors Portfolio's Board of Trustees, for the period and on the terms hereinafter set forth.

         The Subadvisor shall provide Diversified with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of the Account. The Subadvisor shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held uninvested, subject always to the provisions of the 1940 Act and to the Portfolio's then-current Prospectus and Statement of Additional Information ("SAI").

         In particular, the Subadvisor shall, without limiting the foregoing:
(i) continuously review, supervise and implement the investment program of the Account; (ii) monitor regularly the relevant securities for the Account to determine if adjustments are warranted and, if so, to make such adjustments;
(iii) determine, in the Subadvisor's discretion, the securities to be purchased or sold or exchanged in order to keep the Account in balance with its designated investment strategy; (iv) determine, in the Subadvisor's discretion, whether to exercise warrants or other rights with respect to the Account's securities; (v) determine, in the Subadvisor's discretion, whether the merit of an investment has been substantially impaired by extraordinary events or financial conditions, thereby warranting the removal of such securities from the Portfolio; (vi) as promptly as practicable after the end of each calendar month, furnish a report showing: (a) all transactions during such month, (b) all assets of the Account on the last day of such month, rates of return, and
(c) such other information relating to the Account as Diversified may reasonably request; (vii) meet at least four times per year with Diversified and with such other persons as may be designated on reasonable notice and at reasonable locations, at the request of Diversified, to discuss general economic conditions, performance, investment strategy, and other matters relating to the Account; (viii) provide the Portfolio with records concerning the Subadvisor's activities which the Portfolio is required to by law maintain; and (ix) render regular reports to the Portfolio's officers and Directors concerning the Subadvisor's discharge of the foregoing responsibilities.

         The Subadvisor shall review all proxy solicitation materials and be responsible for voting all proxies in relation to the securities held in the Account.

         Should the Board of Trustees at any time make any definite determination as to investment policy with respect to the Portfolio and notify the Subadvisor thereof in writing, the Subadvisor shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such policy has been revoked.

         The Subadvisor shall take, on behalf of the Account, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of Account securities with brokers or dealers selected by it, and to that end the Subadvisor is authorized as the agent of the Account to give instructions to the custodian of the Account as to deliveries of securities and payments of cash for the Account. Subject to the primary objective of obtaining the best available prices and execution, the Subadvisor may place orders for the purchase and sale of portfolio securities with such broker/dealers who provide statistical, factual and financial information and services to the Portfolio, to the Subadvisor, or to any other fund or account for which the Subadvisor provides investment advisory services and may place such orders with broker/dealers who sell shares of the Portfolio or who sell shares of any other fund for which the Subadvisor provides investment advisory services. Broker/dealers who sell shares of the funds of which Ark Asset Management Co., Inc. is investment advisor shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

         Notwithstanding the provisions of the previous paragraph and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Portfolio, the Subadvisor may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Subadvisor has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Subadvisor's overall responsibilities with respect to the Account and to other funds and separate accounts for which the Subadvisor exercises investment discretion.

         The Subadvisor shall not act as custodian for the Account or take or have possession of any assets thereof. Instructions of the Subadvisor to the custodian shall be in writing, or by electronic media recognized by established industry practice, or shall be made orally and confirmed in writing as soon thereafter as may be practicable. The Subadvisor shall instruct all brokers executing orders on behalf of the Account to forward to the custodian (and/or, if so directed by Diversified, to Diversified) copies of all brokerage confirmations promptly after execution of all transactions.

         2. Allocation of Charges and Expenses. The Subadvisor shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 1 above. It is understood that the Portfolio will pay all of its own expenses and liabilities including, without limitation, compensation and out-of-pocket expenses of Trustees not affiliated with the Subadvisor or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or non-recurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

         3. Compensation of the Subadvisor. For the services to be rendered, Diversified shall pay to the Subadvisor an investment advisory fee computed in accordance with the terms of Schedule B herewith attached. If the Subadvisor serves for less than the whole of any period specified, its compensation shall be prorated.

         4. Covenants and Representations of the Subadvisor. The Subadvisor agrees that it will not deal with itself, or with the Trustees of the Portfolio or with Diversified, or the principal underwriter or distributor as principals in making purchases or sales of securities or other property for the account of the Portfolio, except as permitted by the 1940 Act, will not take a long or short position in the shares of the Portfolio except as permitted by the Articles, and will comply with all other provisions of the Articles and By-Laws and any current Prospectus of the Portfolio relative to the Subadvisor, Advisor and its Trustees and officers.

         Diversified represents and warrants to the Subadvisor that: (a) the assets which constitute the Account have been provided to the Subadvisor; (b) the person(s) executing this Agreement on behalf of Diversified has full power and authority to execute this Agreement on behalf of Diversified and (c) Diversified's execution, delivery and performance of this Agreement will be binding upon Diversified in accordance with the terms hereof, and will not violate any obligations by which Diversified, or the Portfolio is bound, whether arising by contract, operation of law or otherwise.

         5. Limits on Duties. The Subadvisor shall be responsible only for managing the Account in good faith and in accordance with the investment objectives, fundamental policies and restrictions, and shall have no responsibility whatsoever for, and shall incur no liability on account of (i) diversification, selection or establishment of such investment objectives, fundamental policies and restrictions (ii) advice on, or management of, any other assets for Diversified or the Portfolio, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund, (iv) registration with any government or agency, or (v) administration of the plans and trusts investing through the Portfolio, or (vi) overall Portfolio compliance with the requirements of the 1940 Act, which requirements are outside of the Subadvisor's control, and Subchapter M of the Internal Revenue Code of 1986, as amended, and shall be indemnified and held harmless by Diversified for any loss in carrying out the terms and provisions of this Agreement, including reasonable attorney's fees, indemnification to the Portfolio, or any shareholder thereof and, brokers and commission merchants, fines, taxes, penalties and interest. Subadvisor, however, shall be liable for any liability, damages, or expenses of Diversified arising out of the negligence, malfeasance or violation of applicable law by any of its employees in providing management under this Agreement; and, in such cases, the indemnification by Diversified, referred to above, shall be inapplicable.

         The Subadvisor may apply to Diversified at any time for instructions and may consult counsel for Diversified or its own counsel with respect to any matter arising in connection with the duties of the Subadvisor. Also, the Subadvisor shall be protected in acting upon advice of Diversified and/or Diversified's counsel and upon any document which Subadvisor reasonably believes to be genuine and to have been signed by the proper person or persons.

         6. Exclusivity. Subadvisor represents to Diversified that during the first three years of this Agreement Subadvisor will not manage any Large Cap-Growth equity growth fund(s) for any other company operating under a hub-and-spoke structure in Diversified's target market. (See Schedule C.) At the end of three years, this exclusive management provision will continue in effect from year to year if the assets under management in the Account exceed $350 million dollars.

         If, at the end of three years or any year thereafter, the Account's assets are less than $350 million dollars, then this exclusivity provision will become inapplicable. This exclusivity provision also ends if either party to the Agreement terminates the Agreement.

         7. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written and shall govern the relations between the parties hereto thereafter, and, unless terminated earlier as provided below, shall remain in force for two years, on which date it will terminate unless its continuance thereafter is specifically approved at least annually (a) by the vote of a majority of the Trustees of the Portfolio who are not "interested persons" to this Agreement or of the Subadvisor or Diversified at an in-person meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. However, if the shareholders of the Portfolio fail to approve the Agreement as provided herein, the Subadvisor may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act of 1940 and Rules thereunder.

         This Agreement may be terminated at any time without the payment of any penalty by the Trustees, or by the vote of a majority of the outstanding voting securities of the Portfolio, or by Diversified. The Subadvisor may terminate the Agreement only upon giving 90 days' advance written notice to Diversified. This Agreement shall automatically terminate in the event of its assignment.

         This Agreement may be amended only if such amendment is approved by the vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

         The terms "specifically approved at least annually", "vote of a majority of the outstanding voting securities", "assignment", "affiliated person", and "interested persons", when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

         8. Certain Records. Any records to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 adopted under the 1940 Act which are prepared or maintained by the Subadvisor on behalf of the Account are the property of the Portfolio and will be surrendered promptly to the Portfolio on request.

         9. Survival of Compensation Rates. All rights to compensation under this Agreement shall survive the termination of this Agreement.

         10. Entire Agreement. This Agreement states the entire agreement of the parties with respect to investment advisory services to be provided to the Portfolio by the Subadvisor and may not be amended except in a writing signed by the parties hereto and approved in accordance with Section 7 hereof.

         11. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

         12. Change of Management and Pending Litigation. Subadvisor represents to Diversified that it will disclose to Diversified promptly after it has knowledge of any significant change or variation in its management structure or personnel or any significant change or variation in its management style or investment philosophy. In addition, Subadvisor represents to Diversified that it will similarly disclose to Diversified, promptly after it has knowledge, the existence of any pending legal action being brought against it whether in the form of a lawsuit or a non-routine investigation by any federal or state governmental agency.

         Diversified represents to Subadvisor that any information received by Diversified pursuant to this section will be kept strictly confidential and will not be disclosed any third party.

         13. Use of Name. Subadvisor hereby agrees that Diversified may use the Subadvisor's name in its marketing or advertising materials. Diversified agrees to allow the Subadvisor to examine and approve any such materials prior to use. Diversified hereby agrees that Subadvisor may use Diversified's name in Subadvisor's marketing or advertising materials as part of a client list only. Any other use of Diversified's name in any such marketing or advertising materials shall be subject to Diversified's review and approval thereof.

         14. Receipt of Disclosure Document. Diversified acknowledges that it received a copy of Subadvisor's disclosure document under Rule 204-3 of the Investment Advisers Act of 1940 at least 48 hours prior to entering into this Agreement.

         IN WITNESS WHEREOF, the parties thereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

                                        DIVERSIFIED INVESTMENT ADVISORS, INC.

                                        By: /s/ Tom Schlossberg
                                           ---------------------------

                                        ARK ASSET MANAGEMENT CO., INC.


                                        By: /s/ Lauri London
                                           ---------------------------

                                                           SCHEDULE A
                                                         (TO EXHIBIT B)

                         INVESTMENT ADVISORY AGREEMENT

         AGREEMENT made as of January 3, 1994 by and between the Equity Growth Portfolio, a series of Diversified Investors Portfolios (herein called the "Portfolio"), and Diversified Investment Advisors, Inc. a Delaware corporation (herein called "Diversified").

         WHEREAS, the Portfolio is registered as a diversified, open-end, management investment company under the Investment Company Act of 1940 (the "1940 Act"); and

         WHEREAS, Diversified has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940; and

         WHEREAS, the Portfolio desires to retain Diversified to render investment advisory services, and Diversified is willing to so render such services on the terms hereinafter set forth;

         NOW, THEREFORE, this Agreement

                                  WITNESSETH:

         In consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

         1. The Portfolio hereby appoints Diversified to act as investment advisor to the Portfolio for the period and on the terms set forth in this Agreement. Diversified accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

         2. (a) Diversified shall, at its expense, (i) employ sub-advisors or associate with itself such entities as it believes appropriate to assist it in performing its obligations under this Agreement and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Agreement.

            (b) The Portfolio shall be responsible for all of its expenses and liabilities, including, but not limited to: compensation and out-of-pocket expenses of Trustees not affiliated with any subadviser or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or non-recurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

         3. (a) Subject to the general supervision of the Board of Trustees of the Portfolio, Diversified shall formulate and provide an appropriate investment program on a continuous basis in connection with the management of the Portfolio, including research, analysis, advice, statistical and economic data and information and judgments of both a macroeconomic and microeconomic character.

         Diversified will determine the securities to be purchased, sold, lent, exchanged or otherwise disposed of or acquired by the Portfolio in accordance with predetermined guidelines as set forth from time to time in the Portfolio's then-current prospectus and Statement of Additional Information ("SAI") and will place orders pursuant to its determinations either directly with the issuer or with any broker or dealer who deals in such securities. In placing orders with brokers and dealers, Diversified will use its reasonable best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, Diversified may, to the extent permitted by law, purchase and sell Portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Portfolio and/or other accounts over which Diversified or any of its affiliates exercises investment discretion.

         Subject to the review of the Portfolio's Board of Trustees from time to time with respect to the extent and continuation of the policy, Diversified is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Diversified determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of Diversified with respect to the accounts as to which it exercises investment discretion.

         In placing orders with brokers and/or dealers, Diversified intends to seek best price and execution for purchases and sales and may effect transactions through itself and its affiliates on a securities exchange provided that the commissions paid by the Portfolio are "reasonable and fair" compared to commissions received by other broker-dealers having comparable execution capability in connection with comparable transactions involving similar securities and provided that the transactions in connection with which such commissions are paid are effected pursuant to procedures established by the Board of the Trustees of the Portfolio. All transactions are effected pursuant to written authorizations from the Portfolio conforming to the requirements of Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder. Pursuant to such authorizations, an affiliated broker-dealer may transmit, clear and settle transactions for the Portfolio that are executed on a securities exchange provided that it arranges for unaffiliated brokers to execute such transactions.

         Diversified shall determine from time to time the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's securities shall be exercised, provided, however, that should the Board of Trustees at any time make any definite determination as to investment policy and notify Diversified thereof in writing, Diversified shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. Diversified will determine what portion of securities owned by the Portfolio shall be invested in securities described by the policies of the Portfolio and what portion, if any, should be held uninvested. Diversified will determine whether and to what extent to employ various investment techniques available to the Portfolio. In effecting transactions with respect to securities or other property for the account of the Portfolio, Diversified may deal with itself and its affiliates, with the Trustees of the Portfolio or with other entities to the extent such actions are permitted by the 1940 Act.

                  (b) Diversified also shall provide to the Portfolio administrative assistance in connection with the operation of the Portfolio, which shall include compliance with all reasonable requests of the Portfolio for information, including information required in connection with the Portfolio's filings with the Securities and Exchange Commission and state securities commissions.

                  (c) As a manager of the assets of the Portfolio, Diversified shall make investments for the account of the Portfolio in accordance with Diversified's best judgment and within the Portfolio's investment objectives, guidelines, and restrictions, the 1940 Act and the provisions of the Internal Revenue Code of 1986 relating to regulated investment companies subject to policy decisions adopted by the Board of Trustees.

                  (d) Diversified shall furnish to the Board of Trustees periodic reports on the investment performance of the Portfolio and on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Portfolio's officers or Board of Trustees shall reasonably request.

                  (e) On occasions when Diversified deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers, Diversified, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. Diversified may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Diversified in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other customers.

                  (f) Diversified shall also provide the Portfolio with the following services as may be required:

                  (i) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Portfolio and for performing administrative and management functions;

                  (ii) supervising the overall administration of the Portfolio, including negotiation of contracts and fees with and the monitoring of performance and billings of the Portfolio's transfer agent, custodian and other independent contractors or agents;

                  (iii) preparing and, if applicable, filing all documents required for compliance by the Portfolio with applicable laws and regulations, including registration statements, registration fee filings, semi-annual and annual reports to investors, proxy statements and tax returns;

                  (iv) preparation of agendas and supporting documents for and minutes of meeting of Trustees, committees of Trustees and investors; and

                  (v)      maintaining books and records of the Portfolio.

         4. Diversified shall give the Portfolio the benefit of Diversified's best judgment and efforts in rendering services under this Agreement. As an inducement to Diversified's undertaking to render these services, the Portfolio agrees that Diversified shall not be liable under this Agreement for any mistake in judgment or in any other event whatsoever provided that nothing in this Agreement shall be deemed to protect or purport to protect Diversified against any liability to the Portfolio or its investors to which Diversified would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Agreement or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

         5. In consideration of the services to be rendered by Diversified under this Agreement, the Portfolio shall pay Diversified a fee accrued daily and paid monthly at an annual rate equal to .70% of the Portfolio's average daily net assets. If the fees payable to Diversified pursuant to this paragraph 5 begin to accrue before the end of any month or if this Agreement terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of the Portfolio shall be computed in the manner specified in its Regulation Statement on Form N1A for the computation of net asset value. For purposes of this Agreement, a "business day" is any day the New York Stock Exchange is open for trading.

         In compliance with the requirements of Rule 31a-3 under the 1940 Act, Diversified hereby agrees that all records which it maintains for the Portfolio are property of the Portfolio and further agrees to surrender promptly to the Portfolio any such records upon the Portfolio's request. Diversified further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records required to be maintained by Rule 31a-1 under the 1940 Act.

         6. This Agreement shall be effective as to the Portfolio as of the date the Portfolio commences investment operations after this Agreement shall have been approved by the Board of Trustees of the Portfolio and the investor(s) in the Portfolio in the manner contemplated by Section 15 of the 1940 Act and, unless sooner terminated as provided herein, shall continue until the second anniversary of the date hereof. Thereafter, if not terminated, this Agreement shall continue in effect as to the Portfolio for successive periods of 12 months each, provided such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Portfolio who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; and either (a) by the vote of a majority of the full Board of Trustees or (b) by vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that this Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to Diversified, or by Diversified as to the Portfolio at any time, without payment of any penalty, on

90 days' written notice to the Portfolio. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested person" and "assignment" shall have the same meanings as such terms have in the 1940 Act and the rule and regulatory constructions thereunder).

         7. Except to the extent necessary to perform Diversified's obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of Diversified, or any affiliate of Diversified, or any employee of Diversified, to engage in any other business or devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other trust, corporation, firm, individual or association.

         8. The investment management services of Diversified to the Portfolio under this Agreement are not to be deemed exclusive as to Diversified and Diversified will be free to render similar services to others.

         Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

         No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought and no material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Portfolio.

         This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors, to the extent permitted by law.

         9. This Agreement shall be construed in accordance with the laws of the State of New York provided that nothing herein shall be construed in a manner inconsistent with the requirements of 1940 Act.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first above written.


Attest:                                 Diversified Investments Portfolios


/s/ John Hughes                         By:/s/ Tom Schlossberg
------------------------                   ---------------------------
                                            Chairman and President


Attest:                                 Diversified Investment Advisors, Inc.


/s/ Catherine A. Mohr                   By:/s/ Gerald L. Katz
------------------------                   ---------------------------
                                            Vice President and CFO

                             AMENDMENT NO. 1 TO THE
              INVESTMENT ADVISORY AGREEMENT DATED JANUARY 3, 1994
                                    BETWEEN
                      EQUITY GROWTH PORTFOLIO, A SERIES OF
                 DIVERSIFIED INVESTORS PORTFOLIOS, AND DIVERSIFIED
                                    INVESTMENT
                                   ADVISORS, INC.

         WHEREAS, the Equity Growth Portfolio, a series of Diversified Investors Portfolios ("Portfolio"), and Diversified Investment Advisors, Inc. ("Diversified") entered into an Investment Advisory Agreement ("Agreement") as of January 3, 1994 whereby Diversified would render investment advisory services to the Portfolio; and

         WHEREAS, Section 8 of the Agreement provides for its amendment by the Portfolio and Diversified provided that any material amendment must be approved by a majority vote of the outstanding securities of the Portfolio; and

         WHEREAS, the Portfolio and Diversified wish to amend the Agreement with respect to the applicable fee schedule;

         NOW, THEREFORE, subject to obtaining the required majority vote of the outstanding securities of the Portfolio, the Agreement is amended as follows, such amendment to be effective as of November 15, 1996.

         The first sentence of Section 5 of the Agreement is amended in its entirety to read as follows:

         In consideration of the services to be rendered by Diversified under this Agreement, the Portfolio shall pay Diversified a fee accrued daily and paid monthly at an annual rate equal to .62% of the Portfolio's average daily net assets.

         This Amendment No. 1 to the Agreement shall be construed in accordance with the laws of the State of New York provided that nothing herein shall be construed in a manner inconsistent with the requirements of the Investment Company Act of 1940.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed by their officers designated below.

Attest:                                 Diversified Investors Portfolios


                                        By:/s/ Tom Schlossberg
------------------------                   ---------------------------
                                            Tom Schlossberg
                                            Chairman and President


Attest:                                 Diversified Investment Advisors, Inc.


------------------------                By:---------------------------

                                                           SCHEDULE B
                                                         (TO EXHIBIT B)


The Subadvisor shall be compensated for its services under this Agreement on the basis of the below-described annual fee schedule. The fee schedule shall only be amended by agreement between the parties.

                                  FEE SCHEDULE

                  .20% applied to the net assets of the Account

Net assets are equal to the market value of the Subadvisor's portion of the Portfolio. Fees will be calculated by multiplying the arithmetic average of the beginning and ending monthly net assets by the fee schedule and dividing by twelve. The fee will be paid quarterly.

Subadvisor agrees that if at anytime during the term of this Subadvisory Agreement, Subadvisor offers another of its clients a lower fee than that set forth in this Schedule B for the management of a similarly structured Equity Growth Portfolio then Diversified will also be charged the lower rate. Diversified will benefit from the lower rate from the first day that it is in effect for Subadvisor's other client. It is understood and agreed by both Subadvisor and Diversified that this paragraph is applicable solely to Diversified's Equity Growth Portfolio and not to any other fund/assets which Subadvisor now manages or may manage in the future on Diversified's behalf.


ARK.2000ISA - 11/16/00

                                                           SCHEDULE C
                                                         (TO EXHIBIT B)


Target market for 401(a) plans is those plans with assets between $1 and $50 million.

For 403(b) plans, the target market is those plans that have an employee base between 300 - 2000 lives, and with assets between $1 and $15 million.

                                                                      EXHIBIT C


INVESTMENT COMPANIES WITH AN INVESTMENT OBJECTIVE SIMILAR TO THAT OF DIVERSIFIED INVESTORS EQUITY GROWTH PORTFOLIO FOR WHICH MARSICO CAPITAL MANAGEMENT, LLC (OR AN AFFILIATE) SERVES AS INVESTMENT ADVISER AS OF JANUARY 24, 2001:


------------------------- --------------- ------------------------------------------------------------ ----------------
       FUND NAME            NET ASSETS                    ANNUAL RATE OF COMPENSATION                  FEE WAIVERS OR
                                                                                                         REDUCTIONS

Commonfund Institutional  $21,000,000.00         Daily Net Assets      Annual Asset
Fund Core Equity Fund                                                       Rate

                                              up to $300 million          0.500%                          None.
                                              $300 million but less than
                                              $400 million                0.450%
                                              $400 million and over       0.400%

FRIC Equity I Fund        $99,900,000.00      up to $1 billion            0.350%                          None.
                                              $1 billion and over         0.250%

FRIC Diversified Equity   $114,800,000.00     up to $1 billion            0.350%                          None.
Fund
                                              $1 billion and over         0.250%

Marsico Growth & Income   $852,000,000.00     No tier.                    0.850%                          None.
Fund

Nations Marsico Growth &  $632,000,000.00     No tier.                    0.450%                          None.
Income Fund

Nations Marsico Growth &  $91,000,000.00      No tier.                    0.450%                          None.
Income Fund Ann.

American Skandia Trust    $1,764,000,000.00   No tier.                    0.450%                          None.
Marsico Capital Growth
Portfolio

American Skandia Advisor  $1,055,000,000.00   No tier.                    0.450%                          None.
Funds Marsico Capital

Enterprise Capital        $277,000,000.00     No tier.                    0.450%                          None.
Appreciation Fund

Enterprise Capital        $73,000,000.00      No tier.                    0.450%                          None.
Appreciation Portfolio
